UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2004

Date of reporting period: 06/30/2004

Item 1. Report to Stockholders.

NICHOLAS MONEY MARKET FUND, INC.                                                                                                                              August 2004

Report to Fellow Shareholders:

When 2004 began, short-term interest rates were still at 45 year lows with no clear indication the U.S. economy was set to pick-up. During the second quarter the effects of tax-cuts from the previous year began to take hold and both business and household climates improved. To respond to what they suspected was a growing economy with inflationary pressures, the Federal Reserve policy makers’ (the "Fed") raised the Federal Funds Target Rate by a quarter-percentage point on June 30, 2004. The late period increase pulled short-term rates higher and in August 2004 the Fed once again increased the target rate by a quarter–percent to 1.50%. Because the increases in short-term rates have been so recent, the Nicholas Money Market Fund (the "Fund") is just beginning to reflect the effect of the increases with its current and effective 7-day yields rising from 0.62% on December 31, 2003 to 0.89% and 0.90%, respectively at July 31, 2004.

Selected yields are provided in the chart below for the periods ended June 30, 2004 and July 31, 2004:

	Yield As Of 06/30/2004	Yield As Of 07/31/2004
Current 7-day	0.67%	0.89%
Effective 7-day	0.67%	0.90%
Current 30-day	0.63%	0.80%
Effective 30-day	0.63%	0.80%

The current yield represents the annualized net investment income per share for the stated time periods. The effective yield assumes compounding. Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Investment returns, principal value and yield will fluctuate, so that you may have a gain or loss when you sell your shares. Performance data current to the most recent month-end, which may be higher or lower than that cited, is available at www.nicholasfunds.com/returns.htm. An investment in the Fund is neither insured nor guaranteed by the United States Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

At June 30, 2004, the Fund’s dollar weighted average portfolio maturity was 27 days. Approximately 95% of the Fund’s holdings were in corporate commercial paper. For the period ended June 30, 2004, the Fund ranked in the top 18th percentile (60 out of 345 funds) for 12-month total return as compared to its taxable first-tier money market fund peer group as reported by "Money Market Insight" a publication of iMoneyNet, Inc. The average 12-month return for that group at June 30, 2004 was 0.39% compared to the Fund’s return of 0.62%.

Currently there is speculation with regard to which way the Fed will act in the near future. Some Fed watchers believe they should be less accommodating and raise rates quicker to stem potential inflation concerns caused, in part, by soaring energy costs. Others feel that the recent softening of the economy, specifically regarding the job market, will put the Fed on the sidelines at least until after the presidential election. The Fed has indicated that when it is time to raise rates it is looking to do so "at a pace that is likely to be measured."

Regardless, for investors in short-term fixed income vehicles, the expected increase in rates is a welcome change from the sharp extended downturns of the last few years.

Thank you for your continued support.

Sincerely,

Jeffrey T. May
Portfolio Manager

Statement of Net Assets
June 30, 2004 (unaudited)
-------------------------------------------------------------------------------
                                                      Yield to       Amortized
  Principal                               Maturity    Maturity          Cost
   Amount                                   Date     (Note 1(b))    (Note 1(a))
-------------                            ----------  -----------   ------------
COMMERCIAL PAPER - 95.33%
  $1,000,000 Sara Lee Corporation        07/01/2004     1.09%      $ 1,000,000
   2,300,000 Sara Lee Corporation        07/01/2004     1.10%        2,300,000
     250,000 Sara Lee Corporation        07/01/2004     1.13%          250,000
   1,000,000 Sara Lee Corporation        07/02/2004     1.13%          999,969
   1,165,000 AIG Funding, Inc.           07/06/2004     1.05%        1,164,833
     500,000 Fortune Brands, Inc.        07/06/2004     1.07%          499,927
   1,720,000 Wal-Mart Stores, Inc.       07/06/2004     1.06%        1,719,752
   1,750,000 AIG Funding, Inc.           07/07/2004     1.05%        1,749,700
   2,500,000 ChevronTexaco
              Funding Corporation        07/07/2004     1.07%        2,499,563
   2,975,000 Fortune Brands, Inc.        07/07/2004     1.05%        2,974,489
   1,500,000 American Express
              Credit Corporation         07/08/2004     1.08%        1,499,691
     650,000 American General
              Finance Corporation        07/08/2004     1.10%          649,864
   1,425,000 LaSalle Bank Corporation    07/08/2004     1.07%        1,424,709
   1,075,000 American Express
              Credit Corporation         07/09/2004     1.09%        1,074,744
   1,075,000 Goldman Sachs
              Group Inc., (The)          07/09/2004     1.27%        1,074,701
   1,750,000 LaSalle Bank Corporation    07/09/2004     1.07%        1,749,592
   1,700,000 Morgan Stanley              07/09/2004     1.16%        1,699,569
   1,250,000 Citigroup Global
              Markets Inc.               07/12/2004     1.10%        1,249,588
   1,050,000 General Electric
              Capital Corporation        07/12/2004     1.11%        1,049,650
   1,725,000 Prudential Funding, LLC     07/12/2004     1.11%        1,724,426
   3,000,000 SBC International Inc.      07/12/2004     1.09%        2,999,019
     650,000 Bristol-Myers
              Squibb Company             07/13/2004     1.14%          649,757
   2,475,000 Pfizer Inc.                 07/13/2004     1.07%        2,474,134
   2,150,000 Toyota Motor
              Credit Corporation         07/13/2004     1.10%        2,149,226
   1,140,000 Bank of America
              Corporation                07/14/2004     1.10%        1,139,555
   2,075,000 Bristol-Myers
              Squibb Company             07/14/2004     1.18%        2,074,131
   1,350,000 General Electric
              Capital Corporation        07/14/2004     1.13%        1,349,459
     925,000 Coca-Cola Enterprises Inc.  07/15/2004     1.11%          924,608
     760,000 General Electric
              Capital Corporation        07/15/2004     1.15%          759,666
   1,700,000 SBC International Inc.      07/15/2004     1.13%        1,699,266
     735,000 Bristol-Myers
              Squibb Company             07/16/2004     1.25%          734,623
   2,650,000 Goldman Sachs
              Group Inc., (The)          07/16/2004     1.24%        2,648,653
   2,250,000 Prudential plc              07/16/2004     1.12%        2,248,969
     565,000 U.S. Bancorp                07/16/2004     1.09%          564,748
   1,500,000 UBS Finance (Delaware) LLC  07/16/2004     1.11%        1,499,319
     431,000 UBS Finance (Delaware) LLC  07/16/2004     1.27%          430,776
   1,825,000 American Honda
              Finance Corporation        07/19/2004     1.10%        1,824,015
   2,000,000 Pfizer Inc.                 07/19/2004     1.11%        1,998,910
   1,475,000 Prudential Funding, LLC     07/19/2004     1.14%        1,474,174
   2,050,000 E.I. DuPont de Nemours
              & Company                  07/20/2004     1.18%        2,048,745
   1,175,000 Fortune Brands, Inc.        07/20/2004     1.12%        1,174,318
     550,000 General Electric
              Capital Corporation        07/20/2004     1.22%          549,652
   2,000,000 ChevronTexaco
              Funding Corporation        07/21/2004     1.16%        1,998,733
   1,250,000 LaSalle Bank Corporation    07/21/2004     1.20%        1,249,181
   1,770,000 Shell Finance (U.K.) PLC    07/21/2004     1.29%        1,768,751
     600,000 UBS Finance (Delaware) LLC  07/21/2004     1.21%          599,603
   1,295,000 UBS Finance (Delaware) LLC  07/21/2004     1.16%        1,294,180
     350,000 Shell Finance (U.K.) PLC    07/22/2004     1.15%          349,769
     750,000 Shell Finance (U.K.) PLC    07/22/2004     1.15%          749,506
   2,550,000 Toyota Credit
              de Puerto Rico Corporation 07/22/2004     1.13%        2,548,349
     800,000 Citigroup Global
              Markets Inc.               07/23/2004     1.11%          799,467
   3,000,000 Morgan Stanley              07/23/2004     1.22%        2,997,800
   1,150,000 AIG Funding, Inc.           07/26/2004     1.13%        1,149,114
   1,050,000 Marshall & Ilsley
              Corporation                07/26/2004     1.14%        1,049,183
   1,340,000 Citigroup Global
              Markets Inc.               07/27/2004     1.15%        1,338,906
   1,050,000 Marshall & Ilsley
              Corporation                07/27/2004     1.14%        1,049,151
   1,320,000 Citigroup Global
              Markets Inc.               07/28/2004     1.15%        1,318,881
   1,025,000 Coca-Cola Enterprises Inc.  07/30/2004     1.20%        1,024,026
     350,000 General Electric
              Capital Corporation        08/02/2004     1.21%          349,630
     215,000 General Electric
              Capital Corporation        08/04/2004     1.24%          214,752
     800,000 UBS Finance (Delaware) LLC  08/09/2004     1.32%          798,873
     100,000 General Electric
              Capital Corporation        08/10/2004     1.28%           99,860
   2,000,000 U.S. Bancorp                08/12/2004     1.30%        1,997,013
     960,000 U.S. Bancorp                08/16/2004     1.32%          958,405
     125,000 General Electric
              Capital Corporation        08/17/2004     1.34%          124,785
   2,250,000 Prudential plc              09/15/2004     1.50%        2,243,017
                                                                   -----------
              TOTAL COMMERCIAL PAPER ...                            89,841,425
                                                                   -----------
U.S. GOVERNMENT OBLIGATIONS - 4.72%
   4,450,000 Federal Home Loan
              Bank System .............. 02/04/2005     1.30%        4,450,000
                                                                   -----------
VARIABLE RATE SECURITIES - 0.02%
      17,608 U.S. Bank N.A. (1) ........ 07/01/2004     1.12%           17,608
                                                                   -----------
              TOTAL INVESTMENTS
               - 100.07%................                            94,309,033
                                                                   -----------
              LIABILITIES, NET OF
               OTHER ASSETS - (0.07)% ..                               (65,400)
                                                                   -----------
              TOTAL NET ASSETS
               (Basis of percentages
               disclosed above) - 100% .                           $94,243,633
                                                                   -----------
                                                                   -----------
             NET ASSET VALUE PER SHARE
              ($0.0001 par value, 3,000,000,000 shares authorized),
               offering price and redemption price
              ($94,243,633 / 94,243,633 shares outstanding) ......       $1.00
                                                                         -----
                                                                         -----
(1)  Subject to a demand feature as defined by the Securities and Exchange
Commission.

The accompanying notes to financial statements are an integral part of this statement.
Statement of Operations
For the six months ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------
INCOME
    Interest ..................................................       $499,488
                                                                      --------
EXPENSES
    Management fee ............................................        140,694
    Transfer agent fees .......................................         24,271
    Registration fees .........................................         20,584
    Audit and tax fees ........................................          7,950
    Legal fees ................................................          7,019
    Accounting system and pricing service fees ................          5,509
    Postage and mailing .......................................          5,364
    Directors' fees ...........................................          4,000
    Printing ..................................................          3,135
    Custodian fees ............................................          2,293
    Other operating expenses ..................................          2,320
                                                                      --------
         Total expenses .......................................        223,139
                                                                      --------
         Net investment income ................................       $276,349
                                                                      --------
                                                                      --------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2004 (unaudited) and the year ended December
31, 2003
-------------------------------------------------------------------------------
                                                 2004                 2003
                                             ------------        -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income .................. $    276,349        $     952,613
                                             ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .............     (276,349)            (952,613)
                                             ------------        -------------
CAPITAL SHARE TRANSACTIONS
 (all at $1.00 per share)
    Proceeds from shares issued ............   22,714,485           76,550,288
    Reinvestment of distributions ..........      301,850              997,227
    Cost of shares redeemed ................  (29,835,829)        (108,583,498)
                                             ------------        -------------
         Decrease in net assets
          derived from capital share
          transactions .....................   (6,819,494)         (31,035,983)
                                             ------------        -------------
         Total decrease in net assets ......   (6,819,494)         (31,035,983)
                                             ------------        -------------
NET ASSETS
    Beginning of period ....................  101,063,127          132,099,110
                                             ------------        -------------
    End of period .......................... $ 94,243,633        $ 101,063,127
                                             ------------        -------------
                                             ------------        -------------

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights
(For a share outstanding throughout the period)
-------------------------------------------------------------------------------------------------
                                     Six Months                 Year Ended December 31,
                                  Ended 06/30/2004  ---------------------------------------------
                                     (unaudited)     2003      2002      2001      2000      1999
                                  ----------------   ----      ----      ----      ----      ----
NET ASSET VALUE,
 BEGINNING OF PERIOD .............      $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
      INCOME FROM INVESTMENT
       OPERATIONS
      Net investment income ......       .003        .007      .014      .037      .060      .048
                                        -----       -----     -----     -----     -----     -----
      LESS DISTRIBUTIONS
      From net investment income .      (.003)      (.007)    (.014)    (.037)    (.060)    (.048)
                                        -----       -----     -----     -----     -----     -----
NET ASSET VALUE, END OF PERIOD ...      $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
                                        -----       -----     -----     -----     -----     -----
                                        -----       -----     -----     -----     -----     -----
TOTAL RETURN .....................       .30% *      .75%     1.39%     3.81%     6.19%     4.91%
SUPPLEMENTAL DATA:
Net assets,
 end of period (millions) ........      $94.2      $101.1    $132.1    $143.8    $160.4    $140.9
Ratio of expenses to
 average net assets ..............       .47% **     .43%      .42%      .44%      .45%      .49%
Ratio of net investment income
 to average net assets ...........       .58% **     .75%     1.38%     3.78%     6.02%     4.76%
 * Not annualized.
** Annualized.
     The accompanying notes to financial statements are an integral part of these highlights.

Notes to Financial Statements
June 30, 2004 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Money Market Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "40 Act"), as amended.  The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the 40 Act and certain conditions therein.
         Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.  Variable rate instruments purchased at par are valued at cost which approximates market value.  Investment transactions are generally accounted for on the trade date.
    (b)  Yield to maturity is calculated at date of purchase for commercial paper.  For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.
    (c)  The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less.  As of June 30, 2004, the Fund's dollar-weighted average portfolio maturity was 27 days.  Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the
         Internal Revenue Code applicable to regulated investment companies.
         The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.
         Dividends from net investment income of the Fund are accrued daily and paid monthly.  Net realized capital gains, if any, are distributed at least annually.  Any short-term capital gain distributions are included in ordinary income for tax purposes.  There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of June 30, 2004.
    (e)  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .30% of the average net asset value of the Fund.  As of June 30, 2004, the Fund owed the Adviser $23,345 for advisory services.  The Adviser has voluntarily agreed to reimburse the Fund if total operating expenses (other than the management fee incurred by the Fund exceed .50% of the average net assets for the year.  No such reimbursements were made in 2004.  Also, the
    Adviser may be reimbursed for clerical and administrative services rendered by its personnel.  No amounts were paid by the Fund for clerical and administrative services during the period ended June 30, 2004.
Nicholas Family of Funds
Services Offered
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Self-employed Master Retirement Plan
      * Profit Sharing   * Money Purchase
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (1-800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds (1-800-227-5987).
                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

           THOMAS J. SAEGER, Executive Vice President and Secretary

              JEFFREY T. MAY, Senior Vice President and Treasurer

                   DAVID O. NICHOLAS, Senior Vice President

                       LYNN S. NICHOLAS, Vice President

                       KATHLEEN A. EVANS, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                         414-272-6133 or 800-227-5987

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                   Custodian
                                U.S. BANK N.A.
                               Cincinnati, Ohio

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                               SEMIANNUAL REPORT

                       NICHOLAS MONEY MARKET FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com
June 30, 2004

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Applicable only for annual reports covering periods ending on or after the earlier of (i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 10. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 11. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2004

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/30/2004